 Exhibit 32.1

CERTIFICATION OF THE PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER

AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report on Form 10-K of TRANSUITE.ORG INC. (the “Company”) for the fiscal year ended November 30, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”),I, Michal Wisniewski, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date March 14, 2024	By:	s/ Michal Wisniewski
Michal Wisniewski, Chief Executive Officer/Director
(Principle Executive Officer)
s/ Michal Wisniewski
Michal Wisniewski, Chief Financial Officer/Chief Accounting Officer/Director (Principle Financial Officer)